UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2025

Date of Report (Date of earliest event reported)

TSS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Road, Round Rock, Texas 78664

(Address of principal executive offices and zip code)

  (512) 310-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TSSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2025, the Company held its annual meeting of stockholders. Five proposals were submitted to the stockholders of the Company for their approval, which proposals are described in detail in the Company’s proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2025. The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1. The stockholders of the Company elected Class II directors to serve a three-year term expiring in 2028. The final results of voting regarding this proposal were as follows:

Name	For	Withheld	Broker Non-Votes
Darryll Dewan	6,700,735	351,515	9,353,685
Michael Fahy	6,910,739	141,511	9,353,685

2. The stockholders of the Company voted to approve, on an advisory basis, the compensation of the Named Executive Officers. The final results of voting regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,255,161	304,907	492,182	9,353,685

3. The stockholders of the Company selected “every three years” as the frequency with which the Company shall conduct future advisory votes with respect to the compensation of the Named Executive Officers. The final results of voting regarding this proposal were as follows:

Every Three Years	Every Two Years	Every One Year	Abstain	Broker Non-Votes
4,490,506	327,812	1,928,491	305,441	9,353,685

4. The stockholders of the Company voted to approve the adoption of the 2025 Omnibus Incentive Compensation Plan. The final results of voting regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
5,813,906	892,958	345,386	9,353,685

5. The stockholders of the Company voted to ratify the appointment of Weaver Tidwell L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final results of voting regarding this proposal were as follows:

For	Against	Abstain
16,099,790	248,877	57,268

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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Daniel M. Chism
Daniel M. Chism
Chief Financial Officer

Date: June 9, 2025

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